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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                       June 11, 1998
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               (Date of earliest event reported)


                    ESB Financial Corporation
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     (Exact name of registrant as specified in its charter)


Pennsylvania                              0-19345                  25-1659846
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



600 Lawrence Avenue, Ellwood City, Pennsylvania                         16117
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(Address of principal executive offices)                            (Zip Code)


                                      (724) 758-5584
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                     (Registrant's telephone number, including area code)


                                  PennFirst Bancorp, Inc.
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           (Former name or former address, if changed since last report)





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Item 5.  Other Events
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    Effective as of the close of business on June 11, 1998, the two wholly-owned subsidiaries of ESB Financial Corporation, Ellwood City, Pennsylvania ("ESB Financial") were merged together. Troy Hill Federal Savings Bank, Pittsburgh, Pennsylvania, was merged with and into ESB Bank, F.S.B., Ellwood City, Pennsylvania ("ESB Bank") with ESB Bank as the surviving institution (the "Merger").

    The press release issued by ESB Financial with respect to the Merger is included as Exhibit 99 hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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    (a)  Not applicable.

    (b)  Not applicable.

    (c)  Exhibits:

         99  Press Release dated June 12, 1998.








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                            SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           ESB FINANCIAL CORPORATION



Date:  June 12, 1998       By:/s/ Charlotte A. Zuschlag
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                              Charlotte A. Zuschlag
                              President and Chief Executive Officer






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